Exhibit E-2

CILCORP
         |
         |--------         Central Illinois Light Company
         |                 |
         |                 |---    CILCO Exploration and
         |                 |       Development Company
         |                 |
         |                 |---    CILCO Energy Corporation
         |
         |
         |--------         CILCORP Ventures, Inc.
         |                 |
         |                 |---    CILCORP Energy Services Inc
         |                 |
         |                 |---    Agricultural Research and
         |                         Development Corp.*
         |
         |
         |--------         CILCORP Investment
         |                 Management Inc.
         |                 |
         |                 |---    CIM Energy Investments Inc.
         |                 |
         |                 |---    CIM Leasing Inc.
         |                 |
         |                 |---    CIM Air Leasing Inc.
         |                 |
         |                 |---    CILCORP Lease
         |                         Management Inc.
         |                         |
         |                         |---  CLM Inc. - IV
         |                         |
         |                         |---  CLM Inc. - VII
         |                         |
         |                         |---  CLM Inc. - VIII
         |                         |
         |                         |---  CLM X, Inc.
         |                               |
         |                               |---    CLM XI, Inc.
         |                               |
         |                               |---    CLM, Inc., VI
         |
         |--------         QST Enterprises Inc.
                           |
                           |---    CILCORP Infraservices Inc.
                           |
                           |---    QST Energy Inc.
                           | |
                           | |---  QST Energy
                           |       Trading Inc.
                           |
                           |--- ESE Land Corporation
                           |
                           |---    Savannah
                           |       Resources Corp.
                           |       |
                           |       |---  McCadden
                           |             Development,
                           |             LLC *
                           |
                           |---    ESE Placentia
                           |       Development Corp.
                           |
                           |---    California/Nevada
                           |       Development,
                           |       LLC *
                           |
                           |---    Future
                                   Developments
                                   LLC *


*    Not a wholly-owned subsidiary.